UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2014

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14222	22-3410353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Route 10 West Whippany, NJ	07981
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 887-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Credit Agreement

On May 9, 2014, Suburban Propane Partners, L.P., and Suburban Propane L.P. entered into a second amendment to the credit agreement (the “Credit Agreement”), dated August 1, 2012, with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders named therein, as amended (the “Credit Agreement Amendment”) to make certain technical amendments with respect to agreements relating to refinancing and other indebtedness.

The description of the Credit Agreement Amendment in this Form 8-K is a summary and is qualified in its entirety by the terms of the Credit Agreement Amendment. A copy of the Credit Agreement Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 12, 2014, Suburban issued a press release announcing that it, together with Suburban Energy Finance Corp., a wholly-owned subsidiary (collectively, the “Issuers”), had commenced a cash tender offer for any and all of the $496,557,000 aggregate principal amount of their unsecured 7 1⁄2 % senior notes due 2018 (the “Notes”). In connection with the tender offer, the Issuers are soliciting consents to effect certain proposed amendments to the indenture governing the Notes to eliminate most of the restrictive covenants with respect to the Notes and amend certain other provisions with respect to the Notes.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On May 12, 2014, Suburban issued a press release announcing the commencement of its public offering of $525 million aggregate principal amount of senior notes due 2024.

A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

10.1	Second Amendment to Credit Agreement, dated May 9, 2014, by and among Suburban Propane, L.P., Suburban Propane Partners, L.P., each lender signatory thereto and Bank of America, N.A., as the administrative agent for the lenders named therein.

99.1	Press release of Suburban Propane Partners, L.P. dated May 12, 2014, announcing the commencement of a cash tender offer for any and all of the $496.6 million aggregate principal amount of the unsecured 7 1⁄2 % senior notes due 2018 of Suburban Propane Partners, L.P. and Suburban Energy Finance Corp. and a related solicitation of consents to certain proposed amendments to the indenture in respect of such notes.

99.2	Press release of Suburban Propane Partners, L.P. dated May 12, 2014, announcing the commencement of its public offering of senior notes due 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.

Date: May 12, 2014	By:	/s/ MICHAEL A. KUGLIN
		Name:	Michael A. Kuglin
		Title:	Vice-President-Finance and Chief Accounting Officer